                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2001


                              COVANSYS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       0-22141                                          38-2606945
(COMMISSION FILE NUMBER)                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)   (ZIP CODE)


                                 (248) 488-2088
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

On November 15, 2001 Covansys Corporation (Nasdaq: CVNS) issued a press release announcing that Michael Bealmear, its President and Chief Executive Officer, resigned and that Ned C. Lautenbach, Co-chairman of the Board of Directors, assumed the additional role of Chief Executive Officer while Covansys conducts a search for a permanent replacement. The entirety of the press release is attached to this report as an exhibit.

Exhibit No.                Description

99.1                       Press Release Dated November 15, 2001



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Covansys Corporation


Dated: November 15, 2001

                                            By:  /s/ Thomas E. Sizemore
                                                 --------------------------
                                                   Thomas E. Sizemore
                                                   General Counsel

                                  Exhibit Index



Exhibit No.      Description

  99.1          Press Release Dated November 15, 2001